                                                                   EXHIBIT 99.7

                             LETTER OF TRANSMITTAL

                    TO ACCOMPANY CERTIFICATES REPRESENTING
   SHARES OF SERIES A CUMULATIVE CONVERTIBLE REDEEMABLE PREFERRED SHARES OF
              BENEFICIAL INTEREST, PAR VALUE $25.00 PER SHARE, OF

            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND DELIVER TO:
                   THE BANK OF NEW YORK, THE EXCHANGE AGENT

          BY MAIL:                     BY HAND:               BY OVERNIGHT COURIER:
    The Bank of New York            The Bank of New           The Bank of New York
Reorganization Services Dept.     York Reorganization     Reorganization Services Dept.
       P.O. Box 11248               Services Dept.             101 Barclay Street
    Church Street Station         101 Barclay Street           New York, NY 10286
     New York, NY 10286           New York, NY 10286

   For further information, call D.F. King & Co., the information agent, at
                          (888) 414-5566 (toll-free)

Ladies and Gentlemen:

   1. In accordance with the Agreement and Plan of Merger and Contribution, dated as of February 13, 2002 (as amended, the "merger agreement"), pursuant to which First Union Real Estate Equity and Mortgage Investments ("First Union") will merge with and into Gotham Golf Corp. ("Gotham Golf Corp"), the undersigned herewith surrenders to The Bank of New York, as exchange agent, the following described certificate(s) representing shares of Series A Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, par value $25 per share, of First Union ("First Union convertible preferred shares"), in exchange for uncertificated shares of Series A Cumulative Convertible Redeemable Preferred Stock, par value $25 per share, of Gotham Golf Corp ("Gotham Golf Corp convertible preferred shares"):

                                                       NUMBER OF FIRST UNION
                                                    CONVERTIBLE PREFERRED SHARES
    NAME AND ADDRESS OF           CERTIFICATE              REPRESENTED BY
     REGISTERED OWNER              NUMBER(S)              EACH CERTIFICATE
--------------------------------------------------------------------------------
                             ---------------------------------------------------
                             ---------------------------------------------------
                             ---------------------------------------------------
                             ---------------------------------------------------
                             ---------------------------------------------------
                             ---------------------------------------------------
                             Total
                             (Attach Separate
                             Schedule if Necessary)
--------------------------------------------------------------------------------
 NOTE: IF YOUR CERTIFICATES HAVE BEEN LOST, STOLEN, MISPLACED OR MUTILATED,
       CONTACT THE EXCHANGE AGENT AT (800) 507-9357.
--------------------------------------------------------------------------------

   2. The enclosed certificate(s) representing First Union convertible preferred shares are submitted herewith to the exchange agent in exchange for uncertificated Gotham Golf Corp convertible preferred shares, at the exchange rate of one Gotham Golf Corp convertible preferred share for each First Union convertible preferred share. The undersigned shareholder represents that such shareholder has full authority to surrender the enclosed First Union convertible preferred shares and the certificate(s) representing such shares are free and clear of all liens, claims and encumbrances. The undersigned will, upon request, execute any additional documents necessary to complete the surrender of certificates representing the First Union convertible preferred shares. All authority conferred or agreed to be conferred by the undersigned in this letter of transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

   3. Please issue Gotham Golf Corp convertible preferred shares in the name set forth on this page and deliver the same by mail to the address set forth unless other instructions are indicated in the Special Issuance Instructions set forth below.

                                            SIGN HERE

   This Letter of Transmittal must be signed by the registered owner(s) as the name(s) appear on the certificate(s) for shares of First Union convertible preferred shares or by the person(s) authorized to become registered owner(s) by the certificate(s) and documents transmitted. If the signing is by an officer on behalf of a corporation, an attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 1 and 4.
--------------------------------------------------------------------------------------------------------------------
____________________________________________          _____________________________________________________
       Signature(s) of Shareholder(s)                 Print Name of Shareholder(s) and Title, if applicable
____________________________________________          _____________________________________________________
Tax Identification or Social Security No. of                          Date of Signature(s)
               Shareholder(s)
____________________________________________          _____________________________________________________
               Street Address                                    Area Code and Telephone Number
____________________________________________
            City, State and Zip

            SPECIAL ISSUANCE INSTRUCTIONS                                GUARANTEE OF SIGNATURE(S)

   Fill in ONLY if Gotham Golf Corp convertible                To be completed ONLY if required by Instruction 3.
preferred shares are to be issued in a name other than
that which appears on this Letter of Transmittal as
registered owner.

                 (SEE INSTRUCTION 3.)                                      (SEE INSTRUCTION 3.)

                                                             The undersigned hereby guarantees the
                                                          signature(s) which appear(s) on this Letter of
                                                          Transmittal and the certificate(s) surrendered pursuant
                                                          to this Letter of Transmittal.
Issue in name of:                                         _______________________________________________________
                                                                          (Authorized Signature)
Taxpayer Identification or Social Security Number
______________________________________________________    _______________________________________________________
                                                                              (Name of Firm)
                                                          _______________________________________________________
Name _________________________________________________                       (Address of Firm)
______________________________________________________
Type or Print--Use Full First Name, Middle Initial
and Last Name

Address ______________________________________________
       (Number)           (Street)
                                                          _______________________________________________________
                                                                                   Date
______________________________________________________
(City)            (State)            (Zip Code)

                           IMPORTANT TAX INFORMATION

   The registered holder is required to give the exchange agent such holder's social security number or employer identification number. If the certificate(s) representing shares of First Union convertible preferred stock is in more than one name or is in the name of a person other than the signer of this Letter of Transmittal, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Form W-9 Guidelines") for additional guidance on which number to report. Also see Instruction 8.

                         PAYER:  THE BANK OF NEW YORK

SUBSTITUTE                      PART I--PLEASE PROVIDE YOUR TIN IN     PART III--Social Security Number
FORM W-9                        THE BOX AT RIGHT (PART III) AND YOUR   OR Employer Identification Number
DEPARTMENT OF TREASURY          ADDRESS BELOW, AND CERTIFY BY
INTERNAL REVENUE SERVICE        SIGNING AND DATING IN THE SPACE        --------------------------------------------------------
                                BELOW.                                 (If awaiting TIN, write "Applied For")
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)
AND CERTIFICATION               ---------------------------------------------------------------------------------------------------
                                PART II--For payees exempt from backup withholding, see the enclosed Form W-9 Guidelines and complete as instructed therein.
-----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE
    ISSUED TO ME);
(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN
    NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL
    INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING; AND
(3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (See Instruction 7 and the enclosed Form W-9 Guidelines.)

Signature_________________________________________________    Date _________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------
NOTE:  FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP
WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED FORM W-9
GUIDELINES FOR ADDITIONAL DETAILS. IF YOU ARE A FOREIGN PERSON, CONTACT THE EXCHANGE AGENT
FOR THE APPROPRIATE FORM W-8. YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU ARE
AWAITING YOUR TIN:
-----------------------------------------------------------------------------------------------------------------------------------
           CERTIFICATE OF AWAITING IDENTIFICATION NUMBER
   I CERTIFY UNDER PENALTIES OF PERJURY THAT A TIN HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN
APPLICATION TO RECEIVE A TIN TO THE APPROPRIATE IRS CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL OR
DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TIN BY THE TIME OF PAYMENT, 30% OF ALL
REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A TIN.

SIGNATURE ________________________________________________    DATE ________________________________________________


                         INSTRUCTIONS FOR SURRENDERING
                   FIRST UNION CONVERTIBLE PREFERRED SHARES

   1. This Letter of Transmittal should be properly filled in, dated and signed by all the registered owner(s) of the certificate(s) representing First Union convertible preferred shares and mailed or delivered TOGETHER WITH SUCH CERTIFICATE(S) to the exchange agent at the appropriate address shown on the Letter of Transmittal in exchange for uncertificated Gotham Golf Corp convertible preferred shares pursuant to the terms of the merger agreement. You are hereby advised that First Union convertible preferred shares are no longer transferable on the stock transfer book of First Union.

   2. No endorsement of the surrendered certificate(s) and no stock transfer tax stamp charges will be payable by the registered owner if Gotham Golf Corp convertible preferred shares are to be issued in the name of the registered owner of the First Union convertible preferred shares represented by the surrendered certificate(s).

   3. If Gotham Golf Corp convertible preferred shares are to be issued in a name other than that of the registered owner of the First Union convertible preferred shares represented by the surrendered certificate(s), the surrendered certificate(s) must be duly assigned to the person to whom the Gotham Golf Corp convertible preferred shares are to be issued, either by endorsement or by appropriate stock power. THE SIGNATURE ON THE ENDORSEMENT OR STOCK POWER MUST CORRESPOND EXACTLY WITH THE NAME THAT APPEARS ON THE FACE OF THE SURRENDERED CERTIFICATE(S), AND THE SIGNATURE ON THE ENDORSEMENT OR STOCK POWER MUST BE GUARANTEED BY A MEMBER OF A STOCK TRANSFER ASSOCIATION RECOGNIZED MEDALLION STAMP PROGRAM. Additionally, in any such case, the requisite stock transfer tax stamps must be affixed to the certificate(s) submitted and cancelled, or funds must be provided for their purchase, or proof satisfactory to the exchange agent that such taxes are inapplicable must accompany this letter of transmittal.

   4. If this Letter of Transmittal, an endorsement or a stock power is signed by a trustee, executor, administrator, guardian, officer of a corporation or attorney-in-fact or by a person in any other fiduciary or representative capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with the surrendered certificate(s).

   5. THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE SHAREHOLDER, BUT IF THE SHAREHOLDER CHOOSES TO SEND DOCUMENTS BY MAIL, REGISTERED MAIL, PROPERLY INSURED, IS STRONGLY RECOMMENDED. RISK OF LOSS AND TITLE SHALL PASS ONLY UPON PROPER DELIVERY OF THE DOCUMENTS TO, AND RECEIPT BY, THE EXCHANGE AGENT.

   6. If your certificates have been lost, stolen, misplaced or mutilated, contact the exchange agent for instructions at 1 (800) 507-9357 prior to submitting your certificates for exchange.

   7. Under the federal income tax laws, the exchange agent will be required to withhold 30% of the amount of any reportable payments made to certain owners of certificates that represented First Union convertible preferred shares. In order to avoid such backup withholding, each tendering shareholder must provide the exchange agent with such shareholder's correct Taxpayer Identification Number (TIN) and certify that such shareholder is not subject to such backup withholding by completing the Substitute Form W-9 enclosed. In general, if a shareholder is an individual, the TIN is the Social Security Number of such individual. If the exchange agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the exchange agent that a foreign individual qualifies as an exempt recipient, the shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Foreign persons must provide a properly completed and executed Internal Revenue Service Form W-8BEN, which can be obtained from the exchange agent.

   For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if First Union convertible preferred shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

   Failure to complete the Substitute Form W-9 will not, by itself, cause a shareholder's First Union convertible preferred shares to be deemed invalidly tendered, but may require the exchange agent to withhold 30% of the amount of reportable payments made in connection with the merger. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in the overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

   8. No certificate representing Gotham Golf Corp convertible preferred shares will be issued to you in exchange for all your surrendered certificates representing First Union convertible preferred shares unless you attach hereto written instructions to the contrary.

   9. All inquiries with respect to the surrender of certificates representing First Union convertible preferred shares in exchange for Gotham Golf Corp convertible preferred shares should be made to D.F. King & Co., the information agent, at (888) 414-5566.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

   GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE
(YOU) TO GIVE THE PAYER. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

-----------------------------------------------------------------------------------------

                                                           GIVE THE
                                                           SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                                  NUMBER OF--
-----------------------------------------------------------------------------------------
 1. Individual                                             The individual

 2. Two or more individuals (joint                         The actual owner of the
    account)                                               account or, if combined
                                                           funds, the first individual on
                                                           the account/1/

 3. Custodian account of a minor                           The minor/2/
    (Uniform Gift to Minors Act)

 4. a. The usual revocable savings trust                   The grantor-trustee/1/
       account (grantor is also trustee)

    b. So-called trust account that is not a               The actual owner/1/
       legal or valid trust under state law

 5. Sole proprietorship                                    The owner/3/
-----------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------

                                                           GIVE THE EMPLOYER
                                                           IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                                  NUMBER OF--
-----------------------------------------------------------------------------------------
 6. Sole proprietorship                                    The owner/3/

 7. A valid trust, estate, or person trust                 The legal entity/4/

 8. Corporate                                              The corporation

 9. Association, club, religious, charitable,              The organization
    educational, or other tax-exempt organization

10. Partnership                                            The partnership

11. A broker or registered nominee                         The broker or nominee

12. Account with the Department of Agriculture in the      The public entity
    name of a public entity (such as a State or local
    government, school district, or prison) that receives
    agricultural program payments
-----------------------------------------------------------------------------------------

/1/ List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
/2/   Circle the minor's name and furnish the minor's social security number.
/3/ You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
/4/ List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME LISTED, THE NUMBER
      WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
PAYEES SPECIFICALLY EXEMPTED FROM WITHHOLDING INCLUDE:
  . An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
  . The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
  . An international organization or any agency or instrumentality thereof.
  . A foreign government and any political subdivision, agency or instrumentality thereof.

PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING INCLUDE:
  . A corporation.
  . A financial institution.
  . A dealer in securities or commodities required to register in the United
    States, the District of Columbia, or a possession of the United States.
  . A real estate investment trust.
  . A common trust fund operated by a bank under Section 584(a).
  . An entity registered at all times during the tax year under the Investment
    Company Act of 1940.
  . A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
  . A futures commission merchant registered with the Commodity Futures Trading
    Commission.
  . A foreign central bank of issue.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:
  . Payments to nonresident aliens subject to withholding under Section 1441. . Payments to partnerships not engaged in a trade or business in the United
    States and that have at least one nonresident alien partner.
  . Payments of patronage dividends not paid in money.
  . Payments made by certain foreign organizations.
  . Section 404(k) payments made by an ESOP.

PAYMENTS OF INTEREST GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:
  . Payments of tax-exempt interest (including exempt-interest dividends under
    Section 852).
  . Payments described in Section 6049(b)(5) to nonresident aliens.
  . Payments on tax-free covenant bonds under Section 1451.
  . Payments made by certain foreign organizations.

CERTAIN PAYMENTS, OTHER THAN PAYMENTS OF INTEREST, DIVIDENDS, AND PATRONAGE DIVIDENDS, THAT ARE EXEMPT FROM INFORMATION REPORTING ARE ALSO EXEMPT FROM BACKUP WITHHOLDING. FOR DETAILS, SEE SECTIONS 6041, 6041A, 6042, 6044, 6045, 6049, 6050A AND 6050N AND THE REGULATIONS THEREUNDER.

EXEMPT PAYEES SHOULD COMPLETE A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE.--Section 6109 requires you to provide your correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.-- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                        BENEFICIAL OWNERS ELECTION FORM

               WITH RESPECT TO THE PROPOSED TRANSACTION BETWEEN
            FIRST UNION REAL ESTATE EQUITY AND MORTAGE INVESTMENTS
                             AND GOTHAM GOLF CORP

   To my Bank or Broker:

   The undersigned acknowledge(s) receipt of your letter, the proxy statement-prospectus of First Union Real Estate Equity and Mortgage Investments ("First Union"), Gotham Golf Corp. ("Gotham Golf Corp") and Southwest Shopping
Centers Co. II, L.L.C. ("Southwest Shopping Centers"), dated [      ], 2002,
and the related GREEN Form of Election and Letter of Transmittal in connection with the proposed transaction between First Union and Gotham Golf Corp.

   This YELLOW Instruction Form instructs you that the undersigned hereby makes the election below for all of the First Union common shares beneficially owned by the undersigned and which you hold for the account of the undersigned, subject to certain terms, conditions and limitations set forth in the merger agreement and described in the proxy statement-prospectus and the instructions set forth in the GREEN Form of Election and Letter of Transmittal.


   Check one of the boxes below:                   Number of Shares
                                                   Subject to Election:
   [_] Cash Election
                                                   --------------------------
   [_] Cash and Note Election                      (SIGNATURE(S) OF OWNER(S))

   -------------------------------------           Name: _________________
                                                        (PLEASE PRINT)
   Check one of the boxes below:
                                                   Capacity: _____________
   [_] Please DO NOT EXERCISE my Shareholder
       Note Purchase Right for notes               Address: ______________

   [_] Please EXERCISE my Shareholder Note         --------------------------
       Purchase Rights for notes as set forth         (INCLUDE ZIP CODE)
       below:
                                                   Area Code and
     __________ notes                              Telephone Number: _____
     (INSERT NUMBER)
                                                   Account No.: __________
   -------------------------------------
                                                   --------------------------
   Check one of the boxes below if you are         SOCIAL SECURITY OR OTHER
   entitled to subscription rights:                TAX IDENTIFICATION NUMBER

   [_] Please DO NOT EXERCISE my subscription      Dated: ________________
       rights for Gotham Golf Corp common shares

   [_] Please EXERCISE my subscription rights for Gotham Golf Corp common shares as set forth below:

     A. Basic Subscription Privilege

   __________ Gotham Golf Corp common shares
   (INSERT NUMBER)

     B. Oversubscription Privilege
   __________ Gotham Golf Corp common shares
   (INSERT NUMBER)